THE MANAGERS FUNDS
ANNUAL REPORT MARCH 31, 2001
U.S. STOCK MARKET PLUS
SHORT DURATION GOVERNMENT
INTERMEDIATE DURATION GOVERNMENT

Letter to
Shareholders
	1
The Managers
Funds
Performance
	2
 		Complete
performan
ce table
for all of
The
Managers
Funds as
of March
31, 2001
Investment
Managers
Comments 	3
		Discussion of
investment
results during
the year and
cumulative
total return
graphs versus
relevant
indices
Schedules of
Portfolio
Investments 	9
		Detailed
portfolio
listings by
security
type, as
valued at
March 31,
2001
Financial
Statements
   	Statements of
Assets &
Liabilities 	14
   		Fund balance
sheets, Net
Asset Value
(NAV) per
share
computation
and
cumulative
undistributed
amounts
	Statements of
Operations 	15
   		Detail of
sources of
income,
fund
expenses,
and
realized
and
unrealized
gains
(losses)
during the
fiscal year
   	Statements of
Changes in
Net Assets 	16
   		Detail of
changes in
fund assets
and
distributio
ns to
shareholde
rs for the
past two
fiscal
years
Financial
Highlights 	18
   		Historical
net asset
values,
distributio
ns, total
returns,
expense
ratios,
turnover
ratios and
total net
assets for
each fund
Notes to Financial
Statements 	21
		Accounting
and
distributio
n policies,
details of
agreement
s and
transactio
ns with
fund
manageme
nt and
description
of certain
investment
risks
Report of
Independent
Accountants 	29


Dear Fellow Shareholder:

	The past twelve months have been extremely challenging for investors as the U.S. economy rapidly moved from broad and vigorous growth to extreme distress in certain industries, which has clearly affected the entire economy. Characteristically, the stock market, which had charged to record levels in expectation of sustained robust growth, depreciated significantly as weakening corporate revenue projections became apparent. For the 12 months ended March 2001, the S&P 500r Index returned -21.7%, its worst 12-month return since 1974. In addition, the NASDAQ composite index, which represents the performance of a broad array of stocks that are traded over-the-counter and includes a significant amount of "new economy" companies, fell 59.7% during the period, its worst 12-month return ever.
	The virtuous cycle derived by low inflation, high employment, extended economic expansion, strong corporate earnings driven by structural and technological improvements, and low interest rates slowed during the year, causing investors to worry that the cycle might actually reverse. While the Federal Reserve Board tried to cool the surging economy early in the year with two interest rate hikes, sharply rising energy prices had an even greater effect. In addition, it became evident as the year progressed that many fledgling internet companies would run out of operating cash long before they would be able to grow into profitability. Because the capital markets were no longer willing to donate to the internet cause, the dot.com fallout commenced. The weakness spread across the entire technology and communications sectors, even affecting the large, mature companies.
	In hindsight one could say that the stock market was late in recognizing the weakness while the bond market correctly anticipated the slowdown. Early into the year, the Treasury yield curve had moved to an inverted shape whereby short-term securities were priced to deliver a higher yield than long-term securities' yields. This is not as common as the reverse situation and clearly anticipates an economic slowdown. Throughout the period, as yields fell, Treasury securities generally outperformed most other bonds. This was due to a few factors including a reduction in the supply of Treasury securities as a result of government buybacks, heightened worries about the credit health of corporations, and an increase in prepayment rates on mortgage loans. By the end of the period, short-term yields had fallen by more than 2 percentage points, and the Treasury yield curve had resumed a more typical shape, and thus a more neutral stance. As a result, the prices of fixed-income securities performed quite well throughout the period, particularly high quality and government issues.
	Given this environment, it is not surprising that the Managers Short Duration Government and Managers
Intermediate Duration Government Funds produced healthy returns for the period, while the Managers U.S.
Stock Market Plus Fund, which is managed so that its performance closely resembles that of the S&P 500 Index, suffered its worst 12-month performance ever.
	Currently, it remains unclear as to whether the economy will actually fall into a recession, merely stabilize at a lower growth rate, or resume a rapid expansion. In the meantime, it is likely that the markets will continue to be quite volatile. We believe, as always, that diversification is an effective instrument in managing risk, and that actively rebalancing one's portfolio, particularly after, a significant market movement, is an important aspect to effective diversification.
	The following report contains a detailed review of each of the aforementioned Funds' performance along with a portfolio listing and financial statements for each Fund.
We are pleased to note that The Managers Funds LLC continued to expand and improve our services throughout the past year. Not only have we expanded our Fund line-up by launching a new Fund, Managers Small Company
Fund, we have improved the information available to investors via our internet website, www.managersfunds.com. In addition to being able to view current and historical net asset values per share, distributions and quarterly fact sheets, investors are now able to get details about their specific accounts and even perform certain transactions via the website. As always, we post any news or other pertinent information about the Funds as soon as applicable.
	Should you have any questions about this report, please feel free to contact us at 1-800-835-3879, or visit the website at www.managersfunds.com. We thank you for your investment in The Managers Funds.

Sincerely,
The Managers Funds Performance












All periods ended March 31, 2001 (unaudited)


















     Average Annual Total Returns (a)































Equity Funds:


Year to
Date

1 Year

3 Years

5 Years

10
Years

Since
Inception

Inception
Date

Morningstar
Rating (b)
Value


(0.47)%

6.99%

4.22%

12.82%

13.70%

13.90%

Oct. '84

????
Capital Appreciation


(25.80)%

(48.44)%

15.59%

17.69%

16.39%

16.22%

Jun. '84

????
Small Company

(18.30)%

            -

          -

          -

          -

(24.10)%

Jun. '00

N/A

















Special Equity



(13.50)%

(25.80)%

5.89%

13.54%

16.11%

15.31%

Jun. '84

????
International Equity


(14.35)%

(20.67)%

(0.29)%

6.21%

9.67%

11.72%

Dec. '85

????
Emerging Markets Equity


(3.22)%

(30.66)%

0.12%

          -

          -

1.37%

Feb. '98

???



















U.S. Stock Market Plus


(11.74)%

(22.47)%

1.44%

13.05%

          -

15.05%

Jun. '92

????



















Income Funds:

















Bond


3.65%

8.06%

5.66%

7.86%

8.93%

10.25%

Jun. '84

???



















Global Bond



(4.16)%

(3.83)%

(0.06)%

1.71%

          -

3.13%

Mar. '94

?



















Intermediate Duration

















?
   Government


2.50%

12.17%

5.99%

6.89%

          -

7.68%

Mar. '92

????



















Intermediate Bond



3.30%

10.01%

5.77%

5.72%

6.43%

7.81%

Jun. '84

????



















Short Duration Government



2.50%

7.35%

4.96%

5.54%

          -

5.39%

Mar. '92

????



















Money Market


1.36%

6.13%

5.44%

5.41%

4.69%

5.84%

Jun. '84

N/A



















Past performance is not a guarantee of future results.The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost.
An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market
 Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additional risks are associated with investing in international and emerging markets, and such securities may be considered speculative. There are also risks associated with investing in small-cap companies, such as increased volatility. For more information regarding
 The Managers Funds, including fees, expenses and risks, please call (800) 835-3879 or visit our website at
 www.managersfunds.com for a Prospectus. Please read the Prospectus carefully before you invest or send money.
  The
Prospectus is not an offer to sell shares in the Fund.
  The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Distributed by Managers Distributors, Inc., a NASD member.
(a)
Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described
 . in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions.
  Returns for periods greater than one year are annualized. Year to date total returns are based on calendar year.
(b)
Morningstar proprietary ratings reflect historical risk-adjusted performance as of 03/31/01 and are subject to change every month. The ratings are
calculated from the Funds' three-, five- and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns.
 For the three-, five- and ten-year periods, respectively,
each of the Equity Funds rated, other than the International Equity Fund and Emerging Markets Equity Fund, were rated against 4,298, 2,653 and 839 equity funds, the International Equity Fund and
 Emerging Markets Equity Fund were rated against
1,292, 808 and 157 international equity funds, and each of the Income Funds were rated against 1,786,
 1,319 and 398 taxable fixed-income funds.
The top ten percent of the funds in an investment class receive five stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive
2 stars and the bottom 10% receive 1 star.



















Managers U.S. Stock Market Plus Fund ("Stock Market
Plus") seeks to provide a total return exceeding that of the S&P 500 Index without additional market risk. The Fund invests primarily in an actively managed portfolio of fixed-income securities and maintains positions in S&P 500 futures, options and similar investments. The Fund does not invest principally in the common stocks that make up the S&P 500 Index or any other index. The Managers
Funds LLC ("TMF") currently utilizes a single independent sub-advisor, Smith Breeden Associates, Inc. ("Smith Breeden") to manage the portfolio. John Sprow, of Smith Breeden, has been managing the Fund's portfolio since its inception in 1992.

The Portfolio Manager
John and the portfolio management team at Smith Breeden specialize in analyzing and investing in mortgage and corporate securities. Through careful analysis and comparison of the characteristics of these securities, such as type of issuer, coupon, maturity, geographic structure, and historic and prospective prepayment rates, John seeks to buy relatively undervalued securities. The thesis behind
Stock Market Plus is rather simple and stems from John's belief that a portfolio of mortgage and corporate securities can outperform a portfolio of Treasury securities with similar interest rate sensitivity. Using index futures and/or swaps, any investor can simulate an investment in the actual stocks within an index such as the S&P 500. Instead of paying for the stocks, the investor only needs to put aside a small portion of his assets to cover changes in the index price. Thus, he can still use most of the assets in his portfolio to buy other securities. As it typically works out, an investment in index futures along with an appropriate portion of cash invested in short-term U.S. Treasury securities will have risk and return parameters that are almost identical to the index. John Sprow and the portfolio managers at Smith Breeden believe that if they can consistently exceed the performance of short-term Treasury securities by investing in mortgage and corporate securities, they can use this technique to create a portfolio that will have a return pattern very similar to the S&P 500, but slightly better-an enhanced index. Specifically, John buys enough futures and swaps contracts on the S&P 500 to simulate an actual investment in the stocks with the entire portfolio. He then uses his expertise in fixed-income securities to construct a portfolio that he believes will outperform a similarly structured portfolio of Treasury securities. Finally, he hedges most of the interest rate volatility by selling (shorting) interest rate futures contracts. The result is a bond portfolio that acts similarly to the stock market. In this way, investors can utilize John Sprow's bond picking prowess within an equity allocation.

Performance and Spreads:  For the year ended March
31, 2001, the Fund returned -22.47%, compared with the return of -21.68% for the S&P 500 Index. While the vast majority of the Fund's negative return was due to the poor performance of the S&P 500 throughout the year, the Fund's underperformance relative to the benchmark was generally a result of widening credit spreads. The second quarter of 2000 brought wider spreads mostly due to continued market worries about the disappearance of Treasury debt and the Rep. Baker congressional hearings on the oversight of Fannie Mae and Freddie Mac. The portfolio underperformed the S&P 500 index by about 42 basis points ("bps") for the quarter. The third quarter of 2000 brought with it a more benign environment for spread product. Perhaps it was due to the summer lull or the fact that the equity markets appeared to have settled after a second quarter scare, but swap spreads narrowed by about
12-13 bps and the Fund outperformed the index by about
41 bps, erasing the previous quarter's losses.

The fourth quarter of 2000 brought a double whammy of increased fears of economic weakening and lower interest rates. The economic weakening caused equity markets to plunge with many participants moving into bonds. The deline in interest rates, meanwhile, caused the first prepayment scare in the mortgage market since 1998 and spreads reacted by widening. The portfolio underperformed during this quarter by about 100 bps. The first quarter of 2001 began with a bang, as the Federal
Reserve Board ("Fed") surprised many by reducing the Federal Funds Rate between it's scheduled Open Market
Committee meetings. Investors in spread product interpreted this to mean that the Fed was determined not to allow the economy to slide into recession, which would be beneficial to corporate bonds. Unfortunately, this euphoria was short-lived as a wave of warnings about corporate earnings forced investors to rethink their optimistic views. The sell-off in spreads, which began in November, returned with renewed vigor and the portfolio gave back most of its January gains, outperforming the index by only 11 bps for the quarter.

Asset Allocation and Spread Duration: Smith Breeden made few major adjustments to the asset allocation of the portfolio during the first three quarters of the fiscal year. Fixed-rate mortgages (FRMs) dropped from 72% to 62% of the portfolio as they brought the adjustable rate mortgage
(ARMs) weight up from 8% to 14% and the agency debt weight up from 0% to 6% (the remainder of the portfolio consists of corporate debt, preferred stock and cash equivalents). These moves were made due to the relative weakness in ARMs from increased supply during the summer months, and value in Agency debt markets once the Baker hearings were completed. John raised the FRM weight, however, by the end of 2000, to 68% while bringing down the agency weight and ARM weight as both agencies and ARMs began to outperform due to the prepayment fears in the FRM market. During this time, the Collateralized Mortgage Backed Security ("CMBS") weight remained between 5% and 7% and the private placement
(i.e., 144a securities) weight remained between 7% and 8%.

The first quarter of 2001 brought several opportunities as spreads moved quite dramatically. By the end of the quarter, Smith Breeden decreased the FRM weight of the portfolio to 56% due to the uncertainty over future prepayments and supply, while increasing the agency weight to 4%, the CMBS weight to 10% and the private placement weight to 12%. Finally, while having no investments in corporate bonds during 2000, the manager ncreased their weight to 6%. This proved to be an excellent move as 2000 was a dismal year for corporates due to the declining economy. Risk-adjusted spreads gapped out to very wide levels. Looking forward, the management team will continue to opportunistically add solid corporate credits to the portfolio.

In addition to closely managing the asset allocation of the portfolio, the manager also actively manages the spread duration of the portfolio. Generally, the team manages risk by decreasing spread duration as credit spreads tighten and relative performance is positive. Conversely, the manager increases the Fund's spread duration as credit spreads widen and relative performance is negative. Since spreads in general widened over the last year, the spread duration of the portfolio had a general widening trend. However, the manager decreased spread duration during April, June, August 2000 and January 2001, all of which were excellent months for performance. Currently, spread duration of the
portfolio is on the wide side vs. historical levels.   The
manager believes spread product is likely to tighten from here for several reasons: 1) spread product is at historically very wide levels, 2) tax cuts and a slower than average economy will lower the Treasury surplus and decrease Treasury buy-backs and 3) a more normal yield curve (meaning upward sloping) will increase demand for spread product.

Cumulative Total Return Performance:  Stock Market
Plus's cumulative total return is based on the daily change in net asset value ("NAV"), and assumes that all distributions were reinvested. The S&P 500 Index consists of 500 stocks chosen by Standard & Poor's for market size
(generally the largest market value within their industry), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S. economy). It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Stock Market Plus since its inception on June 30, 1992 through March 31, 2001, to a $10,000
The table below shows the average annual total returns
 for the U.S. Stock Market Plus and the S&P
500 Index for the one-year, five-year, and since inception periods ending March 31, 2001.











Average Annual Total Returns:





Since






1-Year

5-Years

Inception


Stock Market Plus


-22.47%

13.05%

15.05%


S&P 500 Index



-21.68%

14.18%

15.01%


Managers Short Duration Government Fund ("Short
Duration") seeks to provide investors with a high level of current income, consistent with a low volatility of NAV.
The Fund seeks to achieve its objective by matching the duration, or interest rate risk, of a portfolio that invests exclusively in six-month U.S. Treasury securities on a constant maturity basis. TMF currently utilizes a single independent sub-advisor, Smith Breeden to manage the portfolio. Dan Dektar, of Smith Breeden, has been managing the Fund's portfolio since its inception in 1992.

The Portfolio Manager
Dan and the portfolio management team at Smith Breeden specialize in analyzing and investing in mortgage securities. Through careful analysis and comparison of the characteristics of these securities, such as type of issuer, coupon, maturity, geographic structure, and prepayment rates, Dan seeks to structure a portfolio with similar risk characteristics to six month U.S. Treasury securities and slightly higher returns. Because there is less certainty about the timing of principal payments to individual mortgage securities than for U.S. Treasury securities, they tend to carry a slightly higher yield. A properly structured portfolio of mortgage securities, however, can have a highly predictable cash flow while maintaining a yield advantage over Treasuries. Although Dan often purchases securities with maturities longer than six-months, he does not attempt to increase returns by actively positioning the interest rate sensitivity of the portfolio. Instead he typically manages the weighted average duration of the portfolio so that it remains close to six months.

Performance and Spreads:  For the fiscal year ended
March 31, 2001, the Fund returned 7.35%, compared with the return of 6.90% for the Merrill 6-Month T-bill Index.
While spreads widened somewhat from the beginning to the end of the period, the portfolio manager was able to add value by repositioning the portfolio's spread duration and take advantage of variations in the market. The second quarter of 2000 brought wider spreads mostly due to continued market worries about the disappearance of Treasury debt and the Rep. Baker congressional hearings on the oversight of Fannie Mae and Freddie Mac. The portfolio underperformed the benchmark by about 27 basis points ("bps") for the quarter. With the third quarter of 2000 came a more benign environment for spread product.
Perhaps it was due to the summer lull or the fact that the equity markets appeared to have settled after a second quarter scare, but mortgage spreads narrowed and the Fund outperformed the index by about 20 bps, almost erasing the previous quarter's losses.

The fourth quarter of 2000 brought a double whammy of increased fears of economic weakening and lower interest rates. The economic weakening caused equity markets to plunge with many participants moving into bonds. This decrease in rates caused the first prepay scare in the mortgage market since 1998 and spreads reacted by widening. The portfolio underperformed during this quarter by about 19 bps. The first quarter of 2001 began with a bang, with the Federal Reserve Board ("Fed") performing a between meeting cut in the Federal Funds
Rate. Investors in spread product loved this, interpreting it to mean that the Fed was determined not to allow the economy to slide into recession. Unfortunately, this euphoria was short-lived as a wave of warnings about corporate earnings forced investors to reverse their optimistic views. The sell-off in spreads, which began in November, returned and the portfolio gave back some of its January gains, outperforming the index by 69 bps for the quarter.

Asset allocation and spread duration: Smith Breeden made few major adjustments to the asset allocation of the portfolio during the first three quarters of the fiscal year. The allocation to fixed-rate mortgages ("FRM") dropped as the team brought the adjustable rate mortgage ("ARM") weight up from 8% to 17% and the agency debt weight up from 0% to 9% (the remainder of the portfolio consists of corporate debt, preferred stock and cash equivalents).
These moves were made due to the relative weakness in ARMs from increased supply during the summer months, and value in Agency debt markets once the Baker hearings were completed. The portfolio manager raised the FRM weight, however, by the end of 2000, to 93% while bringing down the agency weight and ARM weight as both Agencies and ARMs began to outperform due to the prepayment fears in the FRM market.

In addition to closely managing the asset allocation of the portfolio, the portfolio manager also actively manages the spread duration of the portfolio. Generally, the team manages risk by decreasing spread duration as credit
spreads tighten and relative performance is positive. Conversely, the manager increases the Fund's spread duration as credit spreads widen and relative performance
is negative. Since spreads in general widened over the last year, the spread duration of the portfolio had a general widening trend. However, the manager decreased spread duration during April, June, August 2000 and January 2001, all of which were excellent months for performance.
Currently, spread duration of the portfolio is on the wide
side vs. historical levels.   The manager believes spread
product is likely to tighten from here for several reasons:
1) spread product is at historically very wide levels, 2) tax cuts and a slower than average economy will lower the
Treasury surplus and decrease Treasury buy-backs and  3)
a more normal yield curve (meaning upward sloping) will increase demand for spread product.

Cumulative Total Return Performance: Short Duration cumulative total return is based on the daily change in NAV, and assumes that all distributions were reinvested.
The Merrill Lynch 6-Month T-Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month end re-balancing is the Treasury
Bill outstanding that matures closest to, but not beyond 6 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 6-month auction, it is also possible for a seasoned 1-Year Bill to be selected. The index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Short Duration since its inception
March 31, 1992, to a $10,000 investment made in the Merrill Lynch 6-Month T-Bill for the same time period. Past performance is not indicative of future results.
The table below shows the average annual total returns for the Short Duration Government and the Merrill 6-Month T-Bill Index for the one-year, five-year, and since inception periods ending
March 31, 2001.











Average Annual Total Returns





Since






1-Year

5-Years

Inception


Short Duration



7.35%

5.54%

5.39%


Merrill Lynch 6-Month T-Bill Index

6.90%

5.65%

5.17%


Managers Intermediate Duration Government Fund
("Intermediate Duration") seeks to provide investors with a total return in excess of the total return of the Salomon
Smith Barney Mortgage Index ("SSBM Index"). TMF currently utilizes a single independent sub-advisor, Smith
Breeden to manage the portfolio.  Dan Dektar and Tim
Rowe, of Smith Breeden, have been managing the Fund's portfolio since 1992 and 1997, respectively.

The Portfolio Manager
The portfolio management team at Smith Breeden specializes in analyzing and investing in mortgage securities. Through careful analysis and comparison of the characteristics of these securities, such as type of issuer, coupon, maturity, geographic structure, and historic and prospective prepayment rates, Dan and Tim seek to structure a portfolio that will outperform the SSBM Index. While the portfolio managers will purchase securities of any maturity or duration, they do not attempt to add value by actively positioning the interest rate sensitivity of the portfolio. Instead, they typically manage the weighted average duration of the portfolio so that it is similar to the duration of the SSBM Index.

The Year in Review
The Fund returned 12.17% for the fiscal year ending March
31, 2001, compared with the SSBM Index return of 12.71%.
Fixed-income securities performed very well as interest rates declined significantly while economic growth slowed and the stock market bubble deflated. The yield curve steepened as 2-year Treasury yields decreased by 2.30%, from 6.48% to 4.18%, while ten-year Treasury yields declined 1.10%, from 6.01% to 4.91%.

The Fund benefited from both falling interest rates and the steepening yield curve. The Fund's return was enhanced by an overweight position in CMBS, which outperformed agency mortgage securities significantly during the period.
Within the agency sector, the managers' decision to overweight securities issued by Fannie Mae and Freddie
Mac was also additive as these securities outperformed
Ginnie Mae issues during the year.

Looking ahead, Smith Breeden expects that continued weakness in the economy will lead to further declines in interest rates. To lessen the impact of mortgage refinancings on the performance of the Fund, the management team is emphasizing mortgage securities with relatively less exposure to prepayment risk, such as mortgage-backed securities backed by fifteen-year mortgages, lower coupon mortgages, and commercial mortgage loans with prepayment penalties.
Cumulative Total Return Performance:  Intermediate
Duration cumulative total return is based on the daily change in NAV, and assumes that all distributions were reinvested. The SSBM Index is designed to track the performance of bonds issued in the U.S. investment-grade bond market. The Salomon Smith Barney Broad Investment
Grade ("USBIG") Index includes institutionally traded U.S.
Treasury, government-sponsored (U.S. agency and supranational), mortgage, asset-backed, and investment-grade securities and provides a reliable and fair benchmark for an investment-grade portfolio manager. The SSBM
Index, a component of the USBIG Index, comprises 30- and 15-year GNMA, FNMA, and FHLMC securities and FNMA and FHLMC balloon mortgages. The principal payment component of the total-rate-of-return computation for the SSBM Index includes both scheduled principal amortization and unscheduled principal prepayment. The
SSBM Index accounts for all mortgage payments (principal plus interest) at the end of each month to reflect the monthly cash flow characteristics inherent in the instruments. The SSBM Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Intermediate Duration since its inception March 31, 1992, to a $10,000 investment made in the SSBM Index for the same time period. Past performance is not indicative of future results.
The table below shows the average annual total returns for the Intermediate Duration
Government and the SSBM Index for the one-year, five-year,
 and since inception periods ending
March 31, 2001.
Average Annual Total Returns





Since






1-Year

5-Years

Inception


Intermediate Duration


12.17%

6.89%

7.68%


SSBM Index



12.71%

7.57%

7.44%


U.S. Government Agency Obligations - 107.7% 1
Federal Home Loan Mortgage Corporation - 28.7%
FHLMC Gold, 6.000%, 01/01/29	13,180,886	 12,884,555
FHLMC Gold 30 Year, 7.500%, TBA	14,300,000 	14,626,212
FHLMC, 9.500%, 07/01/02	6,632	 	6,675
	Total Federal Home Loan Mortgage Corporation	27,517,442

Federal National Mortgage Association - 32.2%
FNMA 15 Year, 6.000%, TBA	2,200,000	 	2,192,436
FNMA 30 Year, 6.000%, TBA	1,100,000	 	1,073,188
FNMA, 6.500%, 03/01/29	3,331,366	 	3,322,846
FNMA, 7.000%, 08/01/27 through 02/01/29	5,559,018 	5,634,723
FNMA 30 Year, 7.500%, TBA	4,600,000	 	4,700,625
FNMA, 7.500%, 03/01/30 through 05/01/30	2,314,192 	2,366,141
FNMA, 7.886%, 09/01/18 2	228,090	 	233,963
FNMA 30 Year, 8.00%, TBA	10,900,000	 	11,240,625
FNMA, 12.500%, 09/01/12	38,103	 	44,209
	Total Federal National Mortgage Association	30,808,756

Government National Mortgage Association - 46.8%
GNMA, 5.000%, 01/20/30 2	957,251	 	964,133
GNMA, 6.000%, 04/20/29 through 06/20/29	8,312,566	8,401,917
GNMA, 6.375%, 02/20/16 through 03/20/28 2 	3,535,106 	3,576,778
GNMA, 6.500%, 06/15/28 through 05/15/29	15,879,493	 15,891,208
GNMA, 6.750%, 09/20/21	369,330	 	378,200
GNMA, 7.000%, 03/15/28	4,123,098	 	4,189,457
GNMA, 7.125%, 12/20/17	1,676,440	 	1,715,736
GNMA, 7.375%, 05/20/16 through 06/20/21 2 	2,049,574 	2,086,322
GNMA 30 Year, 7.500%, TBA	6,000,000	 	6,150,000
GNMA, 7.500%, 09/15/29 through 11/15/29	1,451,544 	1,487,833
	Total Government National Mortgage Association		44,841,584
Total U.S. Government Agency Obligations
	(cost $102,817,945)			103,167,782

Corporate Bonds - 33.5%
Asset Backed - 27.4%
Delta Air Lines Inc., 7.570%, 11/18/10	750,000	 	814,470
First Union-Lehman Brothers-Bank of America Commercial
 Mortgage Trust, 6.560%, 11/18/08	5,000,000	 	5,127,629
GMAC, 6.750%, 01/15/06	650,000	 	662,812
GMAC Commercial Mortgage Securities, 6.420%, 08/15/08	5,500,000	 	5,576,885
Nomura Asset Securities Corp., Series 1998-D6,
 Class A1B,  6.590%, 03/17/28	4,000,000	 	4,103,880
Spinnaker IA A2, 7.630%, 05/01/01	8,500,000	 	8,446,875
US Airways Inc., 7.076%, 03/20/21	1,500,000	 	1,530,645
	Total Asset Backed			26,263,196

Finance - 1.0%
Ford Motor Credit Co.,  6.875%, 02/01/06	950,000	 	974,244

Industrials - 5.1%
Daimler Chrysler NA Holding Corp., 6.900%, 09/01/04	1,400,000	 	1,415,483
Daimler Chrysler NA Holding Corp., 7.250%, 01/18/06 	475,000485,966
FedEx Corporation, 6.875%, 02/15/06 3 	975,0001,000,984
TRW, Inc., 6.450%, 06/15/01	300,000	 	299,679
TRW, Inc., 6.625%, 06/01/04	900,000	 	892,434
WorldCom Inc, 7.550%, 04/01/04	725,000	741,552
	Total Industrials			4,836,098
Total Corporate Bonds (cost $31,862,442)	32,073,538

Option Contracts On Three-Month LIBOR
	Interest Rate Swap Agreements - 0.9%
Option to enter into a pay-fixed 6.500% interest rate Swap
with
 Deutsche Bank AG beginning 09/29/03 and expiring
09/29/08	30,000,000	 	556,500
Option to enter into a receive-fixed 5.250% interest rate
Swap with
 Deutsche Bank AG beginning 09/29/03 and expiring
09/29/08	30,000,000	 	321,000
	Total Interest Rate Swap Agreements (cost $870,000)877,500

S&P 500 Swaps - 0.1%
Morgan Guaranty Trust Co. Swap, receive S&P 500 Index,
 pay 3-Month LIBOR + 35 basis points, expires 03/19/0231,360,356	96,276

Preferred Stock - 9.3%
Home Ownership Funding Corporation 3 (cost $9,515,385)	11,700	 	8,891,661

Short-Term Investments - 8.2%
Repurchase Agreement - 0.7%
State Street Bank & Trust Co., dated 03/30/01, due
04/02/01,
 4.030%, total to be received $636,578 (secured by $635,000
 FFCB 5.700%, due 05/17/02), at cost	636,365	 	636,365

Federal National Mortgage Association
	Discount Notes - 7.5% 4,5
0.000%, 04/23/01 through 07/16/01	7,240,000	7,193,589
Total Short-Term Investments (cost $7,829,953)	7,829,954

Total Investments - 159.7% (cost $152,895,725)	152,936,711
Other Assets, less Liabilities - (59.7)%		(57,143,061)
Net Assets - 100.0%			95,793,650

See notes to Schedules of Portfolio Investments on page 13.
U.S. Government and Agency Obligations -
159.1% 1
Federal Home Loan Mortgage Corporation - 59.1%
FHLMC Gold 15 Year, 6.000%, TBA	3,400,000	3,395,750
FHLMC Gold 30 Year, 6.500%, TBA	2,550,000	2,541,233
FHLMC Gold, 7.000%, 06/01/30	1,161,923	 	1,176,968
FHLMC Gold 30 Year, 7.500%, TBA	6,550,000	 	6,699,419
FHLMC Gold, 8.500%, 05/01/25 through 12/01/25	1,618,824	1,696,704
	Total Federal Home Loan Mortgage Corporation	15,510,074
Federal National Mortgage Association - 34.4%
FNMA 30 Year, 6.000%, TBA	1,900,000	 	1,852,688
FNMA, 6.010%, 12/01/08	4,776,194	 	4,807,640
FNMA, 6.040%, 10/01/08	1,318,183	 	1,331,380
FNMA 30 Year, 8.00%, TBA	900,000	 	928,125
FNMA IO Strip, 9.000%, 07/01/21	561,519	 	128,278
	Total Federal National Mortgage Association	9,048,111
Government National Mortgage Association - 62.2%
GNMA, 6.500%, 09/15/29	797,330	 	797,075
GNMA, 6.750%, 07/20/17 through 09/20/22 2	3,249,159 	3,326,210
GNMA, 7.000%, 01/15/28 through 10/15/28	10,864,877 	11,040,051
GNMA, 7.375%, 03/20/21 through 06/20/22 2	865,969 	879,931
GNMA, 9.500%, 07/15/09 through 12/15/17	260,725 	281,591
	Total Government National Mortgage Association	16,324,858
U.S. Treasury Bonds - 3.4%
U.S.Treasury Inflation Protection Bonds, 3.375%, 01/15/07884,144
	893,534
 Total U.S. Government and Agency Obligations
	 (cost $41,415,726)			41,776,577

Asset Backed - 11.6%
GMAC Commercial Mortgage Securities, 6.420%, 08/15/08
	(cost $2,864,428)	3,000,000	 	3,041,937

Interest Rate Cap Contract - 0.1%
Salomon Swapco, Expires 04/23/03, Strike Rate 7.500%
	(cost $770,922)	50,000,000	 	19,500

Preferred Stock - 9.5%
Home Ownership Funding Corporation 3 (cost $2,691,383)
3,300	 	2,507,904

Short-Term Investments - 6.0%
Other Investment Companies - 4.9%
JPM Institutional Money Market Fund, 5.180% 6 	1,285,685	1,285,685

U.S. Government Agency
 Discount Notes - 1.1% 4,5
FHLMC, 0.000%, 09/13/01 through 10/11/01	75,000	 	72,771
FNMA, 0.000%, 07/16/01 through 08/23/01	225,000	 	220,139
	Total U.S. Government Agency Discount Notes		292,910
Total Short-Term Investments (cost $1,578,595)			1,578,595

Total Investments - 186.3% (cost $49,321,054)		48,924,513
Other Assets, less Liabilities - (86.3)%		(22,661,363)
Net Assets - 100.0%			26,263,150


See Notes to Schedules of Portfolio Investments on page 13.
U.S. Government Agency Obligations - 129.1% 1
Federal Home Loan Mortgage Corporation - 54.4%
FHLMC Gold 15 Year, 6.000%, TBA	3,500,000	 	3,495,625
FHLMC Gold, 6.000%, 01/01/29	4,403,337	 	4,304,342
FHLMC Gold 30 Year, 6.500%, TBA	700,000	 	697,593
FHLMC Gold 30 Year, 7.500%, TBA	4,500,000	 	4,602,654
	Total Federal Home Loan Mortgage Corporation	13,100,214

Federal National Mortgage Association - 32.2%
FNMA 30 Year, 6.000%, TBA	1,100,000	 	1,073,188
FNMA, 6.000%, 01/01/14	1,563,551	 	1,565,973
FNMA, 6.500%, 11/01/28 through 07/01/30	2,284,455	2,282,371
FNMA IO Strip, 6.500%, 04/01/29	316,696	 	74,462
FNMA 30 Year, 7.500%, TBA	1,800,000	 	1,839,375
FNMA 30 Year, 8.00%, TBA	900,000	 	928,125
	Total Federal National Mortgage Association		7,763,494

Government National Mortgage Association - 42.5%
GNMA, 6.750%, 08/20/17 through 08/20/18 2	767,436	 	785,611
GNMA, 7.000%, 01/15/28 through 11/15/28	4,907,118	 	4,986,094
GNMA, 7.125%, 11/20/17 through 12/20/17 2	282,576	 	289,590
GNMA, 7.375%, 03/20/16 through 05/20/21 2	746,830	 	759,295
GNMA, 7.500%, 09/15/28	3,312,604	 	3,399,695
	Total Government National Mortgage Association		10,220,285
Total U.S. Government Agency Obligations
	(cost $31,028,577)			31,083,993

Asset Backed - 17.0%
GMAC Commercial Mortgage Securities, 6.420%, 08/15/08	2,000,000	 	2,027,958
Nomura Asset Securities Corp., Series 1998-D6,
 Class A1B,  6.590%, 03/17/28	2,000,000	 	2,051,940
Total Asset Backed (cost $4,042,430)			4,079,898

Short-Term Investments - 8.5%
Other Investment Companies - 7.9%
JPM Institutional Money Market Fund, 5.180% 6	1,912,292	1,912,292

Federal National Mortgage Association
 Discount Notes - 0.6% 4,5
0.000%, 07/16/01	140,000	 	137,378
Total Short-Term Investments (cost $2,049,670)			2,049,670

Total Investments - 154.6% (cost $37,120,677)			37,213,561
Other Assets, less Liabilities - (54.6)%			(13,136,815)
Net Assets - 100.0%			24,076,746

See Notes to Schedules of Portfolio Investments on page 13.
The following footnotes and abbreviations are to be read in conjunction with the Schedules of Portfolio Investments on pages 9 through 12:

At March 31, 2001, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately as follows:

	Fund	Cost	Appreciation	Depreciation	Net
	Stock Market Plus	$152,895,725 	$1,047,243	$(1,006,257)	$	40,986
	Short Duration 	49,321,054	2,129,466	(2,526,007)	(396,541)
	Intermediate Duration 	37,120,677	192,609	(99,725)92,884

1 	Mortgage-backed obligations are subject to principal
paydowns as a result of prepayments or refinancings of
the underlying mortgage instruments.  As a result, the
average life may be substantially less than the original maturity. The interest rate shown is the rate in effect at March 31, 2001.
2	Adjustable-rate mortgages having coupon rates that
adjust periodically. The interest rate shown is the rate in effect at March 31, 2001.
3 	Security is exempt from registration under Rule 144A of
the Securities Act of 1933, as amended.  These securities
may be resold in transactions exempt from registration, normally to qualified buyers. Such securities represented 10.3% of net assets for the Stock Market Plus and 9.5% of net assets for the Short Duration.
4	Zero-coupon security.
5	Security is held as collateral for futures
transactions by J.P. Morgan Investment Management Inc.
6	Yield shown for this investment company represents the
March 31, 2001, seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

Security Ratings (unaudited)
The composition of debt holdings as a percentage of net assets.

	S&P/Moody's Ratings	Gov't/AAA	AA	A	BBB	BBNot Rated
Stock Market Plus	117.7%	0.0%	4.5%	2.3%	0.0%	24.2%
Short Duration	160.2	0.0	0.0	0.0	0.0	11.6
Intermediate Duration	129.7	0.0	0.0	0.0	0.0	17.0

Investments Abbreviations:
FHLMC: Federal Home Loan Mortgage Corporation
FNMA: Federal National Mortgage Association
FFCB: Federal Farms Credit Bank
GMAC: General Motors Acceptance Corporation
GNMA: Government National Mortgage Association
IO: Interest Only




Managers

Managers

Managers





U.S. Stock

Short Duration

Intermediate Duration





Market Plus

 Government

Government





 Fund

 Fund

 Fund

Assets:








Investments at value
 $     152,936,711

 $       48,924,513

 $       37,213,561


Cash

                             -

                             -

                 141,680


Receivable for investments sold
           47,219,843

           29,532,343

           13,381,134


Receivable for Fund shares sold
                   56,631

                      9,321

                         924


Dividends, interest and other receivables
             1,008,659

                 223,126

                 160,210


Variation margin receivable








on open futures contracts
                   11,025

                             -

                             -


Due from Advisor
                   65,394

                   46,805

                   13,011


Prepaid expenses
                      8,490

                      2,240

                      2,941













Total assets
        201,306,753

           78,738,348

           50,913,461











Liabilities:







Payable for Fund shares repurchased
                 243,134

                      1,733

                 758,238


Payable for investments purchased
           78,093,142

           34,782,923

           18,945,103


Interest payable-swap positions
                   51,031

                             -

                             -


Variation margin payable








on open futures contracts
                             -

                   53,153

                   10,938


Payable for securities sold short, at value








(proceeds $10,504,219, $10,178,126








and $7,089,376, respectively)
           10,561,248

           10,153,120

             7,068,436


Reverse repurchase agreements (proceeds








$16,343,000, and $7,404,000, respectively)
           16,355,276

             7,410,311

                             -


Accrued expenses:








Investment advisory and management fees
                 109,221

                   44,875

                   28,745



Other
                 100,051

                   29,083

                   25,255













Total liabilities
        105,513,103

           52,475,198

           26,836,715











Net Assets
 $       95,793,650

 $       26,263,150

 $       24,076,746











Shares outstanding (unlimited number of shares








of beneficial interest authorized and








outstanding, no stated par)
             8,456,270

             2,704,044

             2,421,927











Net asset value, offering and redemption








price per share
$11.33

$9.71

$9.94











Net Assets Represent:







Paid-in capital
 $     140,967,447

 $       31,511,667

 $       25,666,047


Undistributed net investment income
             5,950,657

                   56,943

                   89,914


Accumulated net realized loss from








investments, futures and option contracts
        (42,548,159)

          (4,709,452)

          (1,736,663)


Net unrealized appreciation (depreciation) of








investments, futures and option contracts
          (8,576,295)

              (596,008)

                   57,448











Net Assets
 $       95,793,650

 $       26,263,150

 $       24,076,746












Investments at cost
 $     152,895,725

 $       49,321,054

 $       37,120,677















Managers

Managers

Managers





U.S. Stock

Short Duration

Intermediate Duration





Market Plus

Government

Government





Fund

Fund

Fund

Investment Income:







Interest income

 $    10,152,860

 $      2,083,384

 $      1,848,128


Dividend income

1,286,775

362,936

                          -













Total investment income
11,439,635

2,446,320

1,848,128











Expenses:








Investment advisory and management fees
          1,129,936

             212,444

             191,884


Transfer agent

             215,237

                20,992

                17,790


Custodian

                74,875

                38,138

                25,651


Interest expense

                55,777

             316,931

                  2,312


Trustees fees and expenses
                43,640

                30,367

                20,573


Professional fees

                50,564

                18,774

                19,448


Registration

                25,199

                15,309

                  6,573


Insurance

                11,988

                  3,186

                  2,391


Miscellaneous

                39,319

                  6,312

                  6,282













Total expenses before expense offsets
1,646,535

662,453

292,904


Expense reimbursements
          (155,945)

          (108,013)

             (49,366)


Expense reductions
             (14,323)

                   (785)

                          -













Net expenses

1,476,267

553,655

243,538













Net investment income
9,963,368

1,892,665

1,604,590











Net Realized and Unrealized Gain (Loss):







Net realized gain (loss) on investments








and option contracts
       (6,201,453)

             324,891

             528,017


Net realized loss on futures contracts
    (23,981,013)

       (1,878,850)

          (863,317)


Net unrealized appreciation








of investments and option contracts
          5,269,002

          1,678,421

    1,616,501


Net unrealized appreciation (depreciation)








of futures contracts
    (20,452,559)

                79,451

       229,322



Net realized and unrealized gain (loss)








        on investments
(45,366,023)

203,913

1,510,523

Net Increase (Decrease) in Net Assets







Resulting from Operations
 $ (35,402,655)

 $      2,096,578

 $      3,115,113





















TBA: Due date To be Announced






U.S.
Stock
Market
Plus
Fund




 Short
Duration
Government
Fund





Intermediate
Duration
Government
Fund







2001

2000


2001

2000


2001

2000

Increase (Decrease) in Net Assets















From Operations:
















Net investment income

 $           9,963,368

 $        11,417,703


 $           1,892,665

 $           3,196,619


 $           1,604,590

 $              2,764,180


Net realized gain (loss) on investments, options and futures

(30,182,466)

9,813,534


(1,553,959)

(1,567,240)


(335,300)

(1,052,626)


Net unrealized appreciation (depreciation)

















of investments, options and futures

(15,183,557)

5,540,085


1,757,872

77,849


1,845,823

(1,641,380)



Net increase (decrease) in net assets


















resulting from operations

(35,402,655)

26,771,322


2,096,578

1,707,228


3,115,113

70,174




















Distributions to Shareholders:
















From net investment income

           (3,552,026)

(12,518,994)


           (1,888,292)

(3,117,768)


           (1,503,215)

(2,764,180)


In excess of net investment income

                              -

                              -


                              -

                              -


                              -

(5,173)


From net realized gain on investments

         (12,657,332)

(24,674,903)


                              -

                              -


                              -

(105,706)






















Total distributions to shareholders

(16,209,358)

(37,193,897)


(1,888,292)

(3,117,768)


(1,503,215)

(2,875,059)




















From Capital Share Transactions:
















Proceeds from sale of shares

33,176,529

96,921,050


8,074,530

45,705,401


8,469,249

12,864,608


Net asset value of shares issued in connection

















with reinvestment of dividends and distributions

15,609,328

36,203,243


1,681,126

2,856,393


1,276,246

2,713,480


Cost of shares repurchased

(92,755,357)

(116,910,676)


(19,241,009)

(72,418,486)


(18,419,251)

(36,760,396)






















Net increase (decrease) from


















capital share transactions

(43,969,500)

16,213,617


(9,485,353)

(23,856,692)


(8,673,756)

(21,182,308)























Total increase (decrease) in net assets

(95,581,513)

5,791,042


(9,277,067)

(25,267,232)


(7,061,858)

(23,987,193)




















Net Assets:
















Beginning of year

191,375,163

185,584,121


35,540,217

60,807,449


31,138,604

55,125,797





















End of year

 $        95,793,650

 $      191,375,163


 $        26,263,150

 $        35,540,217


 $        24,076,746

 $           31,138,604




















End of year undistributed
















(overdistributed) net investment income

 $           5,950,657

 $                 12,399


 $                 56,943

 $           (384,434)


 $                 89,914

 $              (139,621)




















Share Transactions:
















Sale of shares

2,303,868

5,994,091


838,200

4,672,634


876,621

1,338,329


Shares issued in connection with reinvestment

















of dividends and distributions

1,075,365

2,304,861


174,621

292,708


132,684

283,573


Shares repurchased

(6,866,966)

(7,413,923)


(1,996,794)

(7,397,351)


(1,911,137)

(3,858,008)






















Net increase (decrease) in shares

(3,487,733)

885,029


(983,973)

(2,432,009)


(901,832)

(2,236,106)


























































Managers U.S. Stock Market Plus Fund
















Financial Highlights























For a share of capital stock outstanding throughout each period































































































































2001



2000


1999



1998



1997




Net Asset Value,
























Beginning of Year


$16.02



$16.78



$16.86



$12.56



$12.27
































Income from
























Investment Operations:
























Net investment income


1.00



0.88



0.69



0.59



0.59





Net realized and unrealized

























gain (loss) on investments


(4.34)



1.38



1.76



4.94



1.82



































Total from investment



























operations


(3.34)



2.26



2.45



5.53



2.41
































Less Distributions to
























Shareholders from:
























Net investment income


(0.30)



(0.98)



(0.62)



(0.59)



(0.59)





Net realized gain on

























investments


(1.05)



(2.04)



(1.91)



(0.64)



(1.53)



































Total distributions to



























shareholders


(1.35)



(3.02)



(2.53)



(1.23)



(2.12)
































Net Asset Value,
























End of Year


$11.33



$16.02



$16.78



$16.86



$12.56
































Total Return (a)


(22.47)%


14.91%



17.17%



45.71%



21.41%
































Ratio of net operating expenses























to average net assets (b)


0.88%



0.88%



0.88%



0.88%



0.88%
































Ratio of total expenses
























to average net assets


1.02%
(c)


1.01%



1.04%



1.23%



2.60%
































Ratio of net investment income























to average net assets (a)


6.17%



5.47%



4.62%



4.79%



5.30%
































Portfolio turnover


624%



442%



527%



424%



182%
































Net assets at end of year
























(000's omitted)


$95,794


$191,375
$191,375



$185,584



$136,667



$13,507
































(a)
Total returns and net investment income would have been lower had certain expenses not been reduced.

(b)
After expense offsets

(c)
Includes interest expense of 0.04% of average net assets
 (See note 1(i) of "Notes to Financial Statements.")





























Managers Short Duration Government Fund



















Financial Highlights


























For a share of capital stock outstanding throughout each period









































































































































2001



2000


1999



1998



1997







Net Asset Value,



























Beginning of Year


$9.64



$9.94



$9.92



$9.83



$9.74






































Income from



























Investment Operations:



























Net investment income


0.74



0.54



0.45



0.48



0.48








Net realized and unrealized




























gain (loss) on investments

(0.06)



(0.27)



0.02



0.12



0.14









































Total from investment






























operations


0.68



0.27



0.47



0.60



0.62






































Less Distributions to



























Shareholders from:



























Net investment income


(0.61)



(0.57)



(0.45)



(0.51)



(0.48)








In excess of net investment




























income


         -



          -



         -



         -



(0.05)









































Total distributions to






























shareholders


(0.61)



(0.57)



(0.45)



(0.51)



(0.53)






































Net Asset Value,



























End of Year


$9.71



$9.64



$9.94



$9.92



$9.83






































Total Return (a)


7.35%



2.75%



4.83%



6.24%



6.57%






































Ratio of net operating expenses

























to average net assets (b)


0.78%



0.78%



0.78%



0.78%



0.78%






































Ratio of total expenses



























to average net assets


2.18%
(c)


1.07%



1.00%



1.00%



0.93%






































Ratio of net investment income


























to average net assets (a)


6.24%



6.01%



4.78%



5.28%



5.04%






































Portfolio turnover


866%



268%



298%



626%



556%






































Net assets at end of year



























(000's omitted)


$26,263



$35,540



$60,807



$78,428



$118,989






































(a)
Total returns and net investment income would have been lower had certain expenses not been reduced.




(b)
After expense offsets




(c)
Includes interest expense of 1.14% of average net assets
 (See note 1(i) of "Notes to Financial Statements.")










































Managers Intermediate Duration Government Fund

















Financial Highlights
























For a share of capital stock outstanding throughout each period




































































































































2001



2000


1999



1998



1997





Net Asset Value,

























Beginning of Year


$9.37



$9.91



$10.00



$9.73



$10.01


































Income from

























Investment Operations:

























Net investment income


0.61



0.53



0.53



0.59



0.60






Net realized and unrealized


























gain (loss) on investments

0.49



(0.50)



0.03



0.42



(0.02)





































Total from investment




























operations


1.10



0.03



0.56



1.01



0.58


































Less Distributions to

























Shareholders from:

























Net investment income


(0.53)



(0.53)



(0.52)



(0.56)



(0.61)






In excess of net investment


























income


          -



(0.02)



         -



         -



         -






Net realized gain


























on investments


          -



(0.02)



(0.13)



(0.18)



(0.25)





































Total distributions to




























shareholders


(0.53)



(0.57)



(0.65)



(0.74)



(0.86)


































Net Asset Value,

























End of Year


$9.94



$9.37



$9.91



$10.00



$9.73


































Total Return (a)


12.17%



0.40%



5.73%



10.65%



5.92%


































Ratio of net operating expenses























to average net assets (b)


0.88%



0.88%



0.88%



0.88%



0.88%


































Ratio of total expenses

























to average net assets


1.07%
(c)


1.06%



1.06%



1.13%



1.16%


































Ratio of net investment income
























to average net assets (a)


5.85%



5.72%



5.25%



5.61%



6.19%


































Portfolio turnover


690%



455%



423%



583%



409%


































Net assets at end of year

























(000's omitted)


$24,077



$31,139



$55,126



$38,642



$37,736


































(a)
Total returns and net investment income would have been lower had certain expenses not been reduced.


(b)
After expense offsets


(c)
Includes interest expense of 0.01% of average net assets
 (See note 1(i) of "Notes to Financial Statements.")







(1)	Summary of Significant Accounting Policies
Managers Trust I ("Trust I"), formerly Smith Breeden
Trust, and Managers Trust II ("Trust II"), formerly
Smith Breeden Series Fund, (collectively, the
"Trusts") are no-load, open-end, management investment companies each organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended
(the "1940 Act").  Currently, Trust I is comprised of
Managers U.S. Stock Market Plus Fund ("Stock
Market Plus"), formerly Smith Breeden U.S. Equity
Market Plusr Fund. Trust II currently offers shares in two series: Managers Short Duration Government
Fund ("Short Duration"), formerly Smith Breeden
Short Duration U.S. Government Fund, and
Managers Intermediate Duration Government Fund
("Intermediate Duration"), formerly Smith Breeden
Intermediate Duration U.S. Government Fund.

The financial statements of Stock Market Plus, Short
Duration and Intermediate Duration (collectively, the
"Funds") are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(a)	Valuation of Investments
Equity securities traded on a domestic or international securities exchange and over-the counter securities are valued at the last quoted sales price, or, lacking any sales, at last quoted bid price.
Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. For Stock Market Plus, equity index futures are valued at the close of the New York
Stock Exchange. Short-term investments, having a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market.
Investments in other regulated investment companies are valued at their end of day net asset value per share. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures adopted by the Board of Trustees of the Trusts.

Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market, are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, various relationships between securities and yield to maturity in determining value.

(b)	Security Transactions
Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

(c)	Investment Income and Expenses
Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued. Discounts and premiums are amortized using the effective interest method when required for Federal income tax purposes. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a particular Fund are apportioned among the Funds, and in some cases other Funds in the family, based upon their relative net assets or number of shareholders.

In November 2000, a revised AICPA Audit and
Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to amortize premium and discount on all fixed-income securities. Upon initial adoption, each Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Funds' net asset values, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Funds have not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.

Each of the Funds has a "balance credit" arrangement with the custodian bank whereby each Fund is credited with an interest factor equal to 75% of the nightly Fed Funds Rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to the Funds. For the fiscal year ended
March 31, 2001, under these arrangements the custody expenses were reduced as follows: Stock
Market Plus - $14,323 and Short Duration - $785.

The Managers Funds LLC (the "Investment
Manager"), a subsidiary of Affiliated Managers
Group, Inc. ("AMG"), has contractually agreed, through at least July 31, 2002, to waive its fees and/or bear expenses of each Fund to cause total operating expenses to not exceed the annual rates of 0.88% for Stock Market Plus and Intermediate
Duration and 0.78% for Short Duration (the
"Expense Agreements"). The Expense Agreements would not apply during any period that the total net assets of a Fund are below $50 million or if the shareholders of that Fund approve a fund management agreement or a merger of that Fund into another mutual fund. The Investment Manager also made a voluntary undertaking to limit the expenses to 0.88% for Stock Market Plus and Intermediate Duration, and 0.78% for Short Duration for the fiscal year ended March 31, 2001.

(d)	Dividends and Distributions
Dividends resulting from net investment income, if any, normally are declared and paid monthly for Short Duration and effective October 1, 2000, for
Intermediate Duration. Dividends resulting from net investment income were declared and paid daily for Intermediate Duration until September 30, 2000.
Dividends resulting from net investment income, if any, normally are declared and paid quarterly for Stock Market Plus. Distributions of capital gains, if any, will be made on an annual basis in December and when required for Federal excise tax purposes.
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital.

(e)	Federal Taxes
Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of
1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies.

(f)	Capital Loss Carryovers
As of March 31, 2001, each Fund had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through March 31, 2009.

	Capital Loss
Fund	Carryover Amounts	Expires Mar. 31
Stock Market Plus 	$16,102,872	2009

Short Duration 	658,505	2004
	829,556	2005
	760,963	2008
	1,568,229	2009

Intermediate Duration 	1,373,900	2009

(g)	Capital Stock
Each Trust's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At March 31, 2001, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the following Funds: Stock Market Plus - 1 owns 41%;
Short Duration - 3 own 71%; Intermediate Duration -
1 owns 70%.

(h)	Repurchase Agreements
Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund's custodian or at the Federal Reserve Bank.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(i)	Reverse Repurchase Agreements
A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price.
Additional assets are maintained in a segregated account with the custodian, and are marked to market daily. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a fund's use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

Reverse Repurchase agreements as of March 31,
2001:

	Fund			Face Value			Security
	Current Liability
Stock Market Plus	$12,287,000		FHLMC  6.000%,
01/01/29	$12,297,485
	4,056,000		GNMA  7.000%, 03/15/28	4,057,791

Short Duration		3,629,000	FNMA  6.010%,
12/01/08		3,632,115
		2,210,000	GNMA  7.000%,
06/15/28		2,211,871
		1,565,000	GNMA  7.000%,
08/15/28		1,566,325


(j)	Dollar Roll and Reverse Dollar Roll
Agreements
A dollar roll is an agreement to sell securities for delivery in the current month and to repurchase substantially similar securities on a specified future date. During the roll period, principal and interest paid on these securities are not received. When a fund invests in a dollar roll, it is compensated by the difference between the current sales price and the forward price for the future purchase as well as by earnings on the cash proceeds of the initial sale. A reverse dollar roll is agreement to buy securities for delivery in the current month and to sell substantially similar securities on a specified future date, typically at a lower price. During the roll period, the fund receives the principal and interest on the securities purchased in compensation for the cash invested in the transaction.

(k)	Short Sales
A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market value of that security will decline. Each of the Funds expect to engage in short sales as a form of hedging in order to shorten the overall duration of its the portfolio and maintain portfolio flexibility.
While a short sale may act as an effective hedge to reduce the market or interest rate risk of a portfolio, it may also result in losses which can reduce the portfolio's total return.

As of March 31, 2001, the short sales of each Fund were as follows:

	Fund			Principal			Security
			Proceeds			Current Liability
Stock Market Plus	$	6,500,000	GNMA 30 Year 6.500%
	$	6,432,969	$	(6,500,000)
	4,000,000	GNMA 30 Year 7.000%	4,071,250
	(4,061,248)

Short Duration	10,000,000	GNMA 30 Year 7.000%
	10,178,125	(10,153,120)

Intermediate Duration	5,000,000	GNMA 30 Year 7.000%
	5,093,750	(5,076,560)
	2,000,000	FNMA 30 Year 6.500%	1,995,625
	(1,991,876)

(l)	Futures Contracts Held or Issued for
Purposes other than Trading
Each of the Funds uses interest-rate futures contracts for risk management purposes in order to reduce fluctuations in each Fund's net asset values relative to each Fund's targeted option-adjusted duration.
On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Stock Market Plus had the following open futures contracts as of March 31, 2001:

	Number of	Expiration	Unrealized
          Type             	Contracts	Position
Month      	Gain/(Loss)
10-Year U.S. Treasury	136	Long	June
2001	(46,817)
5-Year U.S. Treasury	218	Short	June
2001	(84,853)
10-Year U.S. Treasury	371	Short	June
2001	(650,463)
U.S. Treasury Bond	35	Short	June
2001	13,011
3 Month Eurodollar	22	Long
	December 2001	124,198
3 Month Eurodollar	76	Short	June
2001	(49,737)
3 Month Eurodollar	11	Long
	March 2002	15,748
3 Month Eurodollar	41	Long	June
2002	130,379
3 Month Eurodollar	78	Short
	December 2002	(631,582)
3 Month Eurodollar	57	Short
	September 2002	(163,588)
3 Month Eurodollar	42	Long
	December 2002	168,883
3 Month Eurodollar	64	Short
	March 2003	(266,682)
3 Month Eurodollar	38	Long	June
2003	126,463
3 Month Eurodollar	62	Short
	September 2003	(197,660)
3 Month Eurodollar	23	Long
	December 2003	73,831
3 Month Eurodollar	26	Short
	March 2004	(71,311)
3 Month Eurodollar	5	Long	June
2004	2,157
3 Month Eurodollar	30	Long
	September 2004	94,412
3 Month Eurodollar	29	Long
	December 2004	86,541
3 Month Eurodollar	119	Short
	March 2005	(96,079)
3 Month Eurodollar	3	Long
	September 2005	864
3 Month Eurodollar	10	Long
	December 2005	12,300
3 Month Eurodollar	64	Short
	March 2006	(55,632)
3 Month Eurodollar	9	Long	June
2006	8,992
3 Month Eurodollar	22	Long
	September 2006	43,971
3 Month Eurodollar	17	Long
	December 2006	30,156
3 Month Eurodollar	23	Short
	March 2007	403
3 Month Eurodollar	1	Long	June
2007	296
3 Month Eurodollar	1	Long
	September 2007	321
3 Month Eurodollar	2	Short
	December 2007	1,018
	Total	(1,380,460)

Short Duration had the following open futures contracts as of March 31, 2001:

	Number of	Expiration	Unrealized
          Type             	Contracts	Position
Month      	Gain/(Loss)
10-Year U.S. Agency	7	Long	June
2001	412
5-Year U.S. Treasury	69	Short	June
2001	(36,466)
10-Year U.S. Treasury	88	Short	June
2001	(129,769)
U.S. Treasury Bond	7	Short	June
2001	3,052
3 Month Eurodollar	11	Long	June
2001	8,024
3 Month Eurodollar	3	Long
	September 2001	2,839
3 Month Eurodollar	2	Long
	December 2001	2,069
3 Month Eurodollar	4	Long
	March 2002	4,137
3 Month Eurodollar	1	Long	June
2002	896
3 Month Eurodollar	4	Long
	September 2002	2,837
3 Month Eurodollar	4	Long
	December 2002	2,086
3 Month Eurodollar	20	Short	June
2004	(42,474)
3 Month Eurodollar	5	Short
	September 2004	(5,506)
3 Month Eurodollar	1	Long
	December 2004	134
3 Month Eurodollar	1	Long
	March 2005	109
3 Month Eurodollar	8	Short	June
2005	(12,070)
3 Month Eurodollar	3	Short
	September 2005	(186)
3 Month Eurodollar	10	Short
	December 2005	(13,967)
3 Month Eurodollar	13	Short
	March 2006	(16,430)
3 Month Eurodollar	2	Long	June
2006	(57)
3 Month Eurodollar	5	Long
	September 2006	5,580
3 Month Eurodollar	3	Long
	December 2006	1,552
3 Month Eurodollar	1	Short
	September 2007	71
3 Month Eurodollar	1	Short
	December 2007	46
3 Month Eurodollar	2	Short
	March 2008	68
3 Month Eurodollar	2	Short	June
2008	43
3 Month Eurodollar	2	Short
	September 2008	18
3 Month Eurodollar	2	Short
	December 2008	(7)
3 Month Eurodollar	2	Short
	March 2009	(32)
3 Month Eurodollar	2	Short	June
2009	(83)
3 Month Eurodollar	2	Short
	September 2009	(133)
3 Month Eurodollar	2	Short
	December 2009	(158)
3 Month Eurodollar	2	Short
	March 2010	(208)
3 Month Eurodollar	2	Short	June
2010	(258)
3 Month Eurodollar	2	Short
	September 2010	(308)
3 Month Eurodollar	2	Short
	December 2010	(334)
				Total	(224,473)

Intermediate Duration had the following open futures contracts as of March 31, 2001:

	Number of	Expiration	Unrealized
          Type             	Contracts	Position
Month      	Gain/(Loss)
5-Year U.S. Treasury	2	Long	June
2001	24
10-Year U.S. Treasury	32	Short	June
2001	(56,400)
				Total	(56,376)

Futures transactions involve additional costs and may result in losses. The effective use of futures depends on the Funds' ability to close futures positions at times when the Funds' portfolio managers deem it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Funds, of the futures contracts themselves, and of the securities that are the subject of a hedge.

(m)	Derivative Financial Instruments Held or
Issued for Trading Purposes
Stock Market Plus invests in futures contracts on the S&P 500 Index whose returns are expected to track movements in the S&P 500 Index.

Stock Market Plus had the following open futures contracts on the S&P 500 Index as of March 31, 2001:

	Number of	Expiration	Unrealized
	Contracts	Position	      Month
	Gain/(Loss)
	219	Long	June 2001	(7,182,629)
	3	Long	December
2001	2,837
				Total	(7,179,792)

 (n)	Assets Pledged to Cover Margin Requirements
for Open Futures Positions
The aggregate market value of assets pledged to cover margin requirements for the open futures positions at March 31, 2001 was:

	         Fund         	Assets Pledged
Stock Market Plus	$5,393,246
Short Duration	292,910
Intermediate Duration	137,378

(o)	Interest Rate Caps and Swap Contracts and
Options
The Funds may enter into over-the-counter transactions involving interest rate caps, swap contracts, or purchase options to enter into such contracts, in order to manage interest rate risk. In an interest rate cap agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. An interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Swap contracts represent an agreement between counterparties to exchange cash flows based on the difference between two rates applied to a notional principal amount for a specified period. The most common type of interest rate swap involves the exchange of fixed-rate cash flows for variable-rate cash flows.
Swaps do not involve the exchange of principal between the parties. Purchased options on swap contracts ("swaptions") give the holder the right, but not the obligation, to enter into a swap contract with the counterparty which has written the option on a date, at an interest rate, and with a notional amount as specified in the swaption agreement. If the counterparty to the swap transaction defaults, the Funds will be limited to contractual remedies pursuant to the agreements governing the transaction. There is no assurance that swap or swaption contract counterparties will be able to meet their obligations under the contracts or that, in the event of default, the Funds will succeed in pursuing contractual remedies. The Funds may thus assume the risk that payments owed the Funds under a swap or swaption contract will be delayed, or not received at all. During the term of the swap agreement or swaption, unrealized gains or losses are recorded as a result of "marking to market."
When the swap agreement or swaption is
terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds' basis in the contract, if any.

As of March 31, 2001, Stock Market Plus held two open swaptions. In each of the contracts, the Fund paid a premium, to the counterparty, in return for the swaption. These swaptions may be exercised by entering into a swap contract with the counterparty only on the date specified in each contract.

(2)	Agreements and Transactions with Affiliates
The Trusts have entered into Fund Management
Agreements with the Investment Manager dated
August 1, 2000.  Under these agreements, the
Investment Manager provides or oversees investment advisory and management services to the Funds.
[Prior to August 1, 2000, the investment manager of each of the Funds was Smith Breeden Associates, Inc. ("Smith Breeden")]. The Investment Manager selects sub-advisors for each Fund (subject to Trustee approval), and monitors the portfolio managers' investment programs and results. Each
Fund's investment portfolio is currently managed by Smith Breeden, pursuant to Sub-Advisory
Agreements by and between the Investment
Manager on behalf of each Fund and the sub-advisor. Certain Trustees and Officers of the Funds are Officers of the Investment Manager or of AMG.

Investment advisory and management fees of 0.70% per annum are paid directly by each Fund to the Investment Manager based on average daily net assets. (Prior to August 1, 2000, the Funds paid an identical fee to Smith Breeden for these services.)

Effective August 1, 2000, the aggregate annual fee paid to each independent Trustee for serving as a Trustee of the Trusts is $2,000. (Prior to August 1,
2000, each former independent Trustee was paid a combined fee of $75,000 for serving as a Trustee to the predecessor Trusts.) The Trustees fee expense shown in the financial statements represents each Fund's allocated portion of the total fees and expenses paid by the Trusts for the fiscal year ended
March 31, 2001.

(3)	Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term securities, for the fiscal year ended March 31, 2001, were as follows.

	Long-Term Securities	U.S. Government Securities
Fund	Purchases	Sales 	Purchases	Sales
Stock Market Plus	$1,303,067,560	$1,414,478,499
	$4,919,681	$4,958,427
Short Duration	347,210,970	358,322,882	874,816	N/A
Intermediate Duration	260,611,744	276,880,890	N/A		N/A

(4)	Portfolio Securities Loaned
The Funds may participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral on all securities loaned are accepted in cash and/or government securities.
Collateral is maintained at a minimum level of 100% of the market value, plus interest, if applicable, of investments on loan. The custodian invests collateral received in the form of cash temporarily in money market funds. Earnings of such temporary cash investments are divided between the custodian, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

(5)	Risks Associated Collateral Mortgage
Obligations ("CMOs")
The net asset value of the Funds may be sensitive to interest rate fluctuations because the Funds may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.
To the Trustees of Managers Trust I and Managers
Trust II and the
Shareholders of Managers U.S. Stock Market Plus
Fund, Managers
Short Duration Government Fund and Managers
Intermediate
Duration Government Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Managers U.S.
Stock Market Plus Fund, Managers Short Duration
Government Fund and Managers Intermediate
Duration Government Fund (constituting Managers
Trust I and Managers Trust II, hereafter referred to as the "Funds"), at March 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
These financial statements and financial highlights
(hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March
31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
The statement of changes in net assets for the year ended March 31, 2000, and the financial highlights for each of the years ended in the four-year period ended March 31, 2000, were audited by other independent accountants whose report dated May
12, 2000, expressed an unqualified opinion on those statements.



PricewaterhouseCoopers LLP
Boston, Massachusetts
May 18, 2001
Investment Manager
and Administrator
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879
Custodian
State Street Bank & Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171
Legal Counsel
Goodwin Procter  LLP
Exchange Place
Boston, Massachusetts 02109-2881
Transfer Agent
Boston Financial Data Services, Inc.
attn: The Managers Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682
Trustees
Jack W. Aber
William E. Chapman, II
Sean M. Healey*
Edward J. Kaier
Madeline H. McWhinney
Steven J. Paggioli
Eric Rakowski
Thomas R. Schneeweis
*Interested Person

This report is prepared for the information of shareholders.
  It is
authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus, which is
VALUE FUND
		Armstrong Shaw Associates Inc.
		Chartwell Investment Partners, L.P.
CAPITAL APPRECIATION FUND
		Essex Investment Management Co., LLC
		Roxbury Capital Management, LLC
SMALL COMPANY FUND
		Kalmar Investment Advisers
		HLM Management Co., Inc.
SPECIAL EQUITY FUND
		Goldman Sachs Asset Management
		Pilgrim Baxter & Associates, Ltd.
		Westport Asset Management, Inc.
		Kern Capital Management LLC
		Skyline Asset Management, L.P.
INTERNATIONAL EQUITY FUND
		Zurich Scudder  Investments, Inc.
		Lazard Asset Management
		Mastholm Asset Management, L.L.C.
EMERGING MARKETS EQUITY FUND
		Rexiter Capital Management Limited
U.S. STOCK MARKET PLUS FUND
		Smith Breeden Associates, Inc.
Income Funds:
BOND FUND
		Loomis, Sayles & Company L.P.
GLOBAL BOND FUND
		Rogge Global Partners, plc.
INTERMEDIATE DURATION
	GOVERNMENT FUND
		Smith Breeden Associates, Inc.
INTERMEDIATE BOND FUND
		Standish, Ayer & Wood, Inc.
SHORT DURATION
	GOVERNMENT FUND
		Smith Breeden Associates, Inc.
MONEY MARKET FUND
		J.P. Morgan Investment
Management Inc.available through Managers Distributors,
Inc.       1-800-835-3879